Risk Management	12 Months Ended
Dec. 31, 2023
Risk Management [Abstract]
Risk Management

36. RISK MANAGEMENT
Cenovus is exposed to financial risks, including market risk related to commodity prices, foreign exchange rates, interest rates, commodity power prices as well as credit risk and liquidity risk.
To manage exposure to commodity price movements between when products are produced or purchased and when sold to the customer or used by Cenovus, the Company may periodically enter into financial positions as a part of ongoing operations to market the Company’s production and physical inventory positions of crude oil, natural gas, condensate, refined products, and power consumption. The Company may also enter into arrangements, such as renewable power contracts or power swaps, to manage exposure to future carbon compliance costs, power prices, energy costs associated with the production, transportation and refining of crude oil, or to offset select carbon emissions.
To manage exposure to interest rate volatility, the Company may enter into interest rate swap contracts. To mitigate the Company’s exposure to foreign exchange rate fluctuations, the Company periodically enters into foreign exchange contracts. To manage interest costs on short-term borrowings, the Company periodically enters into cross currency interest rate swaps.
As at December 31, 2023, the fair value of risk management positions was a net asset of $12 million (see Note 35). As at December 31, 2023, there were no foreign exchange contracts, interest rate contracts or cross currency interest rate swap contracts outstanding. As at December 31, 2022, there were forward exchange contracts with a notional value of US$168 million outstanding and there were no interest rate contracts or cross currency interest rate swap contracts outstanding.
Net Fair Value of Risk Management Positions

As at December 31, 2023	Notional Volumes (1) (2)	Terms (3)	Weighted Average Price (1) (2)	Fair Value Asset (Liability)
Futures Contracts Related to Blending (4)
WTI Fixed – Sell	3.5 MMbbls	January 2024 – December 2024	US$75.22/bbl	16
WTI Fixed – Buy	1.5 MMbbls	January 2024 – December 2024	US$73.69/bbl	(4)
Power Swap Contacts				2
Renewable Power Contracts				18
Other Financial Positions (5)				(20)
Total Fair Value				12
(1)Million barrels ("MMbbls").
(2)    Notional volumes and weighted average price are based on multiple contracts of varying amounts and terms over the respective time period; therefore, the notional volumes and weighted average price may fluctuate from month to month.
(3)    Includes individual contracts with varying terms, the longest of which is 13 months.
(4)    WTI futures contracts are used to help manage price exposure to condensate used for blending.
(5)    Includes risk management positions related to WCS, heavy oil and condensate differential contracts, Belvieu fixed price contracts, reformulated blendstock for oxygenate blending gasoline contracts, heating oil and natural gas fixed price contracts and the Company’s U.S. refining and marketing activities.
A) Commodity Price and Foreign Exchange Rate Risk
i) Commodity Price Risk
Commodity price risk arises from the effect that fluctuations of forward commodity prices may have on the fair value or future cash flows of financial assets and liabilities. To partially mitigate exposure to commodity price risk, the Company has entered into various financial derivative instruments.
The use of these derivative instruments is governed under formal policies and is subject to limits established by the Board of Directors. The Company’s policy does not allow the use of derivative instruments for speculative purposes.
The Company has used crude oil, natural gas and refined product swaps, futures, basis price risk management contracts and, if entered into, forwards, options, as well as condensate futures and swaps. These derivative instruments are used to partially mitigate exposure to the commodity price risk on its crude oil and condensate transactions and to protect both near-term and future cash flows. Cenovus has entered into a number of transactions to help protect against widening light/heavy crude oil price differentials and to manage exposure to commodity price movements between when products are produced or purchased and when sold to the customer or used by Cenovus. In addition, the Company has entered into risk management positions to help mitigate the risk to incremental margin expected to be received in future periods at the time products will be sold. The Company has used commodity futures and swaps, as well as differential price risk management contracts to partially mitigate its exposure to the commodity price risk on its condensate transactions. Natural gas fixed price and basis instruments are used to partially mitigate its natural gas commodity price risk.
ii) Foreign Exchange Risk
Foreign exchange risk arises from changes in foreign exchange rates that may affect the fair value or future cash flows of Cenovus’s financial assets or liabilities. As Cenovus operates in North America, fluctuations in the exchange rate between the U.S./Canadian dollar can have a significant effect on reported results.
Cenovus’s foreign exchange (gain) loss primarily includes unrealized foreign exchange gains and losses on the translation of the U.S. dollar debt issued from Canada (see Note 9). As at December 31, 2023, Cenovus had US$3.8 billion in U.S. dollar debt (December 31, 2022 – US$4.8 billion).
iii) Commodity Price and Foreign Exchange Rate Sensitivities
The following tables summarize the sensitivity of the fair value of Cenovus’s risk management positions to independent fluctuations in commodity prices and foreign exchange rates, with all other variables held constant. Management believes the fluctuations identified in the tables below are a reasonable measure of volatility.
The impact of the below on the Company’s open risk management positions could have resulted in an unrealized gain (loss) impacting earnings before income tax as follows:

As at December 31, 2023	Sensitivity Range	Increase	Decrease
Power Commodity Price	± C$20.00/MWh (1) Applied to Power Hedges	92	(92)
(1)One thousand kilowatts of electricity per hour (“MWh”).
As at December 31, 2023, a sensitivity analysis for the following fluctuating commodity prices and foreign exchange rates on the Company’s open risk management positions was found to result in a nominal unrealized gain (loss) impacting earnings before income tax:
•A US$10.00 per barrel increase or decrease in the benchmark crude oil and benchmark condensate commodity price (primarily WTI).
•A US$2.50 per barrel increase or decrease in the WCS (excluding the Hardisty location) and condensate differential price.
•A US$5.00 per barrel increase or decrease in the WCS differential price.
•A US$10.00 per barrel increase or decrease in refined products commodity prices.
•A US$1.00 per one thousand cubic feet increase or decrease in the Henry Hub commodity price.
•A US$0.50 per one thousand cubic feet increase or decrease in natural gas basis prices.
•A $0.05 increase or decrease in the U.S. to Canadian dollar exchange rate.

As at December 31, 2022	Sensitivity Range	Increase	Decrease
WCS and Condensate Differential Price	± US$2.50/bbl Applied to WCS and Differential Hedges Tied to Production	13	(13)
Power Commodity Price	± C$20.00/MWh Applied to Power Hedges	113	(113)
U.S. to Canadian Dollar Exchange Rate	± $0.05 in the U.S. to Canadian Dollar Exchange Rate	14	(17)
As at December 31, 2022, a sensitivity analysis for the following fluctuating commodity prices and foreign exchange rates on the Company’s open risk management positions was found to result in a nominal unrealized gain (loss) impacting earnings before income tax:
•A US$10.00 per barrel increase or decrease in the benchmark crude oil and benchmark condensate commodity price (primarily WTI).
•A US$5.00 per barrel increase or decrease in the WCS differential price.
•A US$10.00 per barrel increase or decrease in refined products commodity prices.
•A US$1.00 per one thousand cubic feet increase or decrease in the Henry Hub commodity price.
•A $0.50 per one thousand cubic feet increase or decrease in natural gas basis prices.
In respect of these financial instruments, the impact of changes in the Canadian per U.S. dollar exchange rate would have resulted in a change to the foreign exchange (gain) loss as follows:

As at December 31,	2023	2022
$0.05 Increase in the Canadian per U.S. Dollar Foreign Exchange Rate	197	246
$0.05 Decrease in the Canadian per U.S. Dollar Foreign Exchange Rate	(197)	(246)
B) Credit Risk
Credit risk arises from the potential that the Company may incur a financial loss if a counterparty to a financial instrument fails to meet its financial or performance obligations in accordance with agreed terms. Cenovus has in place a Credit Policy approved by the Audit Committee and the Board of Directors, which is designed to ensure that its credit exposures are within an acceptable risk level. The Credit Policy outlines the roles and responsibilities related to credit risk, sets a framework for how credit exposures will be measured, monitored and mitigated, and sets parameters around credit concentration limits.
Cenovus assesses the credit risk of new counterparties and continues risk-based monitoring of all counterparties on an ongoing basis. A substantial portion of Cenovus’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risks. Cenovus’s exposure to its counterparties is within its credit policy tolerances. The maximum credit risk exposure associated with accounts receivable and accrued revenues, net investment in finance leases, risk management assets and long-term receivables is the total carrying value.
As at December 31, 2023, approximately 83 percent (December 31, 2022 – 85 percent) of the Company’s accounts receivable and accrued revenues were with investment grade counterparties, and 98 percent of the Company’s accounts receivable were outstanding for less than 60 days. The associated average ECL on these accounts was 0.4 percent as at December 31, 2023 (December 31, 2022 – 0.4 percent).
C) Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet all of its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. Cenovus manages its liquidity risk through the active management of cash and debt, by maintaining appropriate access to credit, which may be impacted by the Company’s credit ratings, and by ensuring that it has access to multiple sources of capital. As disclosed in Note 25, over the long term, Cenovus targets a Net Debt to Adjusted EBITDA ratio and Net Debt to Adjusted Funds Flow ratio of approximately 1.0 times at the bottom of the commodity price cycle to manage the Company’s overall debt position.
As at December 31, 2023, the Company’s sources of capital included:
•$2.2 billion in cash and cash equivalents.
•$5.5 billion available on its committed credit facility.
•$1.4 billion available on its uncommitted demand facilities, of which $1.1 billion may be drawn for general purposes, or the full amount may be available to issue letters of credit.
•US$90 million (C$119 million) on the Company’s proportionate share of the uncommitted demand facilities from WRB.
•The base shelf prospectus, availability of which is dependent on market conditions.
Undiscounted cash outflows relating to financial liabilities are:

As at December 31, 2023	1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities (1)	5,480	—	—	—	5,480
Short-Term Borrowings	179	—	—	—	179
Contingent Payments	168	—	—	—	168
Lease Liabilities (2)	438	712	569	2,635	4,354
Long-Term Debt (2)	313	792	3,007	7,145	11,257

As at December 31, 2022	1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities (1)	6,124	—	—	—	6,124
Short-Term Borrowings	115	—	—	—	115
Contingent Payments	271	167	—	—	438
Lease Liabilities (2)	426	746	596	2,889	4,657
Long-Term Debt (2)	401	983	2,014	11,196	14,594
(1)Includes current risk management liabilities.
(2)Principal and interest, including current portion, if applicable.